UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

CENTRAL IOWA ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-52429	71-0988301
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3426 East 28th Street North Newton, Iowa	50208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (641) 791-1010

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 18, 2008, Central Iowa Energy, LLC (the “Company”) mailed a letter to its members estimating the per unit amount of the Company’s net loss and tax credits that will be allocable to unit holders for the Company’s tax year ended December 31, 2008. A copy of this letter is furnished as Exhibit 99.1 to this report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.	Description

99.1	Letter to the Members of Central Iowa Energy, LLC dated December 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL IOWA ENERGY, LLC

December 18, 2008	/s/ John Van Zee
Date	John Van Zee, President and CEO

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